SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 15, 2004

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                         URSTADT BIDDLE PROPERTIES INC.
               (Exact Name of Registrant as Specified in Charter)
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STATE OF MARYLAND                       1-12803                      04-2458042
(State or Other Jurisdiction      (Commission File Number)     (I.R.S. Employer
of Incorporation)                                           Identification No.)


321 Railroad Avenue, Greenwich, CT                                        06830
(Address of Principal Executive Offices)                             (Zip Code)

                                 (203) 863-8200
              (Registrant's telephone number, including area code)

          (Former Name or Former address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01   Entry into a Material Definitive Agreement

     On December 15, 2004, the Company's Board of Directors authorized the Company's management to adopt a new nonqualified deferred compensation plan applicable to post-2004 deferrals. The new plan will be based in large part on the Pre-2005 Plan (See Item 1.02), and is required as a result of the new tax law requirements imposed by Internal Revenue Code Section 409A, which was added by the American Jobs Creation Act of 2004. Under the terms of the new plan, an account will be established for each participant to record the participant's deferrals and interest credits thereon. The following is a summary of the significant terms of the new plan:



     Eligibility: Participation is limited to employees of the Company whose annual compensation is at least $150,000.

     Deferrals: A participant may defer up to 100% of the participant's base salary and bonus. Amounts deferred are credited with interest rates determined by the Company's Compensation Committee annually. Deferrals of base salary or bonus must be made prior to the calendar year in which such compensation will be paid.

     Distributions: When making a deferral election, a participant will also make an election regarding the timing and manner of distributions of the participant's deferrals and interest thereon. Changes in any such election will be permitted only to the extent allowed by Internal Revenue Code
     Section 409A. All distributions under the Plan will be made in accordance with Internal Revenue Code Section 409A.

     Effective Date: The plan will be effective as of January 1, 2005.


Item 1.02    Termination of a Material Definitive Agreement

     On December 15, 2004, the Company's Board of Directors approved a freezing of the Company's Excess Benefit and Deferred Compensation Plan (the "Pre-2005 Plan") effective December 31, 2004 such that no new participants be admitted to the Pre-2005 Plan and no further deferrals or contributions be permissible under such plan in order to address certain requirements under new Section 409A of the Internal Revenue Code as enacted by the American Jobs Creation Act of 2004. The Board of Directors also authorized the Company's management to adopt a new Excess Benefit and Deferred Compensation Plan to be effective as of January 1, 2005 with such changes as may be needed to comply with the American Jobs Creation Act of 2004. (See Item 1.01)
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 21, 2004                         URSTADT BIDDLE PROPERTIES INC.
                                                (Registrant)

                                                By:      /s/ James R. Moore
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                                                Name: James R. Moore
                                                Title: Executive Vice President
                                                      & Chief Financial Officer